UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2023
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COPT DEFENSE PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (443) 285-5400

____________________________________________

CORPORATE OFFICE PROPERTIES TRUST
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	CDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.             Results of Operations and Financial Condition

On October 26, 2023, COPT Defense Properties (the “Company”) issued a press release relating to its financial results for the period ended September 30, 2023 and, in connection with this release, is making available certain supplemental information pertaining to its properties and operations.  The earnings release and supplemental information are included as Exhibit 99.1 to this report and are incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Title
99.1	COPT Defense Properties earnings release and supplemental information for the period ended September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPT DEFENSE PROPERTIES

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Date:	October 26, 2023